Exhibit 21.1

Name	Jurisdiction
Albourne General Partner Ltd	England
Albourne Nominee Ltd	England
Alkas Consulting	Turkey
AMAS Limited	England
Área Zero Consulting de Arquitectura e Interiorismo, S.L.	Spain
Barwood LaSalle Land General Partner Ltd	England
Barwood LaSalle Land Trustee Ltd	England
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - Dalian Branch	China
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - Dalian Integrated Facilities Management Branch	China
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - Guangzhou Branch	China
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - Harbin Branch	China
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - Jinan Branch	China
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - No. 1 Branch	China
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - Qingdao Branch	China
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - Shenyang Branch	China
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - Shenzhen Branch	China
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - Tianjin Branch	China
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. – Zhu Hai Branch	China
Beijing Jones Lang LaSalle Property Management Services Co., Ltd.	Beijing
Chelsea (General Partner) Limited	England & Wales
Churston Heard Ltd	England
Churston Heard Retail Management LLP	England
CPPI Bridgewater Place General Partner Ltd	England
Creevy LLH Ltd	Scotland
Dalian Jones Lang LaSalle Services Ltd	China
Derwen International Ltd - BVI Company	British Virgin Islands
DevCap Limited	England
DevCap Partnership 2 General Partner Ltd	England
DevCap Partnership 2 Nominee Limited	England
DevCap Partnership Limited	United Kingdom
Diverse Real Estate Holdings Limited Partnership	Delaware
Easter Development Partnership GP Ltd	England

Easter Development Partnership Nominee Ltd	England
ECD Energy and Environment Canada Ltd.	Ontario
Edward Rushton Son & Kenyon (U.K.) Limited	England & Wales
Eleven Eleven Construction Corporation	Illinois
ELPF Lafayette Manager, Inc.	Delaware
ELPF Slidell Manager, Inc.	Delaware
Environmental Governance Ltd	England
Euro Industrial (GP) Ltd	England
Europe Fund III Alberta GP, Inc.	Delaware
Europe Fund III GP, LLC	Delaware
Guangzhou Jones Lang LaSalle Property Services Company Limited	Guangzhou
Guangzhou Yuexiu Urban Construction Jones Lang Lasalle Property Management Services Co., Ltd.	China
H Park Germany LP GmbH	Germany
H Park Germany Verwaltungs-GmbH	Germany
Hanrahan Deane Limited	England & Wales
HG2 Limited	England
Homebay Residential Private Limited	India
ID Conseil	France
Imobiliaria Jones Lang LaSalle Ltda.	Chile
Integrated General Administration Services K.K.	Japan
J P Sturge Limited	England & Wales
J.L.W. Nominees Limited	England
J.L.W. Second Nominees Limited	England
JER Europe Fund III, L.L.C.	Delaware
JJ Newco ('D') Limited	England & Wales
JLL 2002	England
JLL 2003 Limited	England
JLL Asset Resolution Services, LLC	Delaware
JLL Financial Services Limited	Ireland
JLL Finland Oy
JLL Investment Scottish Limited Partnership II	Scotland
JLL Ltd	Ireland
JLL Scottish II G.P., L.L.C.	Delaware
JLLINT, Inc.	Delaware
JLW (Mauritius) Limited	Mauritius
Jones Lang LaSalle - Central Texas, LLC	Texas
JONES LANG LASALLE - CIEC CO., LTD.	Beijing
Jones Lang LaSalle - Dubai Branch	United Arab Emirates
Jones Lang LaSalle - Front Range, LLLP	Colorado
Jones Lang LaSalle - Greek Branch	Greece
Jones Lang LaSalle - Houston, LLC	Texas

Jones Lang LaSalle - Northeast, Inc.	Texas
Jones Lang LaSalle - Russian Rep Office	Russia
Jones Lang LaSalle - San Diego, Inc.	California
Jones Lang LaSalle - Southeast, Inc.	Texas
Jones Lang LaSalle - Southwest, Inc.	Texas
Jones Lang LaSalle - St Petersburg Branch	Russia
Jones Lang LaSalle - Texas, Inc.	Texas
Jones Lang LaSalle - West Advisory, Inc.	California
Jones Lang LaSalle (ACT Integrated) Pty Limited	Australia
Jones Lang LaSalle (ACT) Pty Limited	Australia
Jones Lang LaSalle (Beijing) Consultants Limited	Beijing
Jones Lang LaSalle (Czech Branch Office)	Czech Republic
Jones Lang Lasalle (Luxembourg) Secs	Luxembourg
Jones Lang LaSalle (NSW) Pty Limited	Australia
Jones Lang LaSalle (Philippines), Inc.	Philippines
Jones Lang LaSalle (Puerto Rico), Inc.	Puerto Rico
Jones Lang LaSalle (QLD) Pty Limited	Australia
Jones Lang LaSalle (S E) Limited	England & Wales
Jones Lang LaSalle (SA) Pty Limited	Australia
Jones Lang LaSalle (Scotland) Limited	Scotland
Jones Lang LaSalle (Scotland) Service Company	Scotland
Jones Lang LaSalle (TAS) Pty Limited	Australia
Jones Lang LaSalle (Thailand) Limited	Thailand
Jones Lang LaSalle (VIC) Pty Limited	Australia
Jones Lang LaSalle (WA) Pty Limited	Australia
Jones Lang LaSalle AB	Sweden
Jones Lang LaSalle Abu Dhabi branch	United Arab Emirates
Jones Lang LaSalle Acquisition Corp.	Delaware
Jones Lang LaSalle Administration Gmbh	Germany
Jones Lang LaSalle Advisory Corporate Property Pty Limited	Australia
Jones Lang LaSalle Advisory Limited	Thailand
Jones Lang LaSalle Advisory Services Pty Limited	Australia
Jones Lang LaSalle AG	Switzerland
Jones Lang LaSalle Americas (Illinois), L.P.	Illinois
Jones Lang LaSalle Americas, Inc.	Maryland
Jones Lang LaSalle AP Limited	England & Wales
Jones Lang LaSalle Arizona, LLC	Arizona
Jones Lang LaSalle Asia Holdings Ltd.	Cook Islands
Jones Lang LaSalle Asset Management Gmbh	Germany
Jones Lang LaSalle Australia Pty Limited	Australia
Jones Lang LaSalle Beihai Holdings, L.L.C.	Delaware

Jones Lang LaSalle Belgium Holdings, LLC	Delaware
Jones Lang LaSalle Billion Management Services Limited	Hong Kong
Jones Lang LaSalle Brokerage, Inc.	Texas
Jones Lang Lasalle BV	Netherlands
Jones Lang LaSalle Cambridge Limited	England
Jones Lang LaSalle Capital Investments, Limited	England
Jones Lang LaSalle Charities	Illinois
Jones Lang LaSalle Co-Investment, Inc.	Maryland
Jones Lang LaSalle Construction Company, Inc.	Massachusetts
Jones Lang LaSalle Constructions Kabushiki Kaisha	Japan
Jones Lang LaSalle Corporate Appraisal and Advisory Limited	Hong Kong
Jones Lang LaSalle Corporate Finance Gmbh	Germany
Jones Lang LaSalle Corporate Finance Limited	England
Jones Lang LaSalle Corporate Property (VIC) Pty Limited	Australia
Jones Lang LaSalle Corporate Property Services Pty Limited	Australia
Jones Lang LaSalle Cyprus Holdings Limited	Cyprus
Jones Lang LaSalle d.o.o. (Croatia)	Croatia
Jones Lang LaSalle d.o.o. (Serbia)	Serbia
Jones Lang LaSalle de Venezuela, S.R.L.	Venezuela
Jones Lang LaSalle Dorchester Limited	England & Wales
Jones Lang LaSalle Egypt Branch	Egypt
Jones Lang LaSalle Electronic Commerce Holdings Inc.	Delaware
Jones Lang LaSalle Electronic Sarl	Luxembourg
Jones Lang LaSalle Engineering Services Ltd	England
Jones Lang LaSalle EOOD	Bulgaria
Jones Lang LaSalle España, S.A.	Spain
Jones Lang LaSalle Europe Limited	England
Jones Lang LaSalle European Holdings Limited	England
Jones Lang LaSalle European Services Limited	England
Jones Lang LaSalle Expertises SAS	France
Jones Lang LaSalle Facilities Kabushiki Kaisha	Japan
Jones Lang LaSalle Finance BV	Netherlands
Jones Lang LaSalle Finance Europe	England
Jones Lang LaSalle Finance Gmbh	Germany
Jones Lang LaSalle Finance KFT	Hungary
Jones Lang LaSalle Finance LLP	England & Wales
Jones Lang LaSalle Finance Ltd	England
Jones Lang LaSalle Finance Luxembourg S.N.C	France
Jones Lang LaSalle Finance Sarl	Luxembourg
Jones Lang LaSalle Finance SNC	Luxembourg
Jones Lang LaSalle French Co-Investments, Inc.	Delaware

Jones Lang LaSalle Gestion S.A.	France
Jones Lang LaSalle Global Finance Luxembourg Sarl	Luxembourg
Jones Lang LaSalle Global Finance UK Limited	England
Jones Lang LaSalle Global Finance US, LLC	Delaware
Jones Lang Lasalle Global Holdings BV	Netherlands
Jones Lang LaSalle Global Services - RR, Inc.	Texas
Jones Lang LaSalle Gmbh	Germany
Jones Lang LaSalle Gmbh	Austria
Jones Lang LaSalle GmbH, Österreich	Austria
Jones Lang LaSalle Great Lakes Corporate Real Estate Partners, LLC	Ohio
Jones Lang LaSalle Group Finance Luxembourg Sarl	Luxembourg
Jones Lang LaSalle Group Holding SNC	France
Jones Lang LaSalle Group Holdings BV	Netherlands
Jones Lang LaSalle Group Holdings SNC	France
Jones Lang LaSalle Group Services Sp. z o.o.	Poland
Jones Lang LaSalle Guatemala Sociedad Anonima	Guatemala
Jones Lang LaSalle Holding AB	Sweden
Jones Lang LaSalle Holding SAS	France
Jones Lang LaSalle Holdings BV	Netherlands
Jones Lang LaSalle Holdings Gmbh & Co KG	Germany
Jones Lang LaSalle Holdings Limited	New Zealand
Jones Lang LaSalle Holdings Sp. z o.o.	Poland
Jones Lang LaSalle Holdings Yugen Kaisha	Japan
Jones Lang LaSalle Holdings, Inc.	Delaware
Jones Lang LaSalle Hotels (NSW) Pty Limited	Australia
Jones Lang LaSalle Hotels (QLD) Pty Limited	Australia
Jones Lang LaSalle Hotels (VIC) Pty Limited	Australia
Jones Lang LaSalle Hotels Limited	New Zealand
Jones Lang LaSalle Incorporated	Maryland
Jones Lang LaSalle India Investment Management Pte. Ltd.	Singapore
Jones Lang LaSalle Innovation Development, L.L.C.	Delaware
Jones Lang LaSalle Insurance Services Ltd	England
Jones Lang LaSalle International AB	Sweden
Jones Lang LaSalle International Holdings Limited	England & Wales
Jones Lang LaSalle International Properties Limited	Hong Kong
Jones Lang LaSalle International, Inc.	Delaware
Jones Lang LaSalle Investment Advisors Pvt Ltd	India
Jones Lang LaSalle Investments, LLC	Delaware
Jones Lang LaSalle IP, Inc.	Delaware
Jones Lang LaSalle Israel Limited	Israel
Jones Lang LaSalle Kabushki Kaisha	Japan

Jones Lang LaSalle KFT	Hungary
Jones Lang LaSalle KS Sp z o.o	Poland
Jones Lang LaSalle KS spółka z ograniczoną odpowiedzialnością spółka komandytowa	Poland
Jones Lang LaSalle Lanka (Private) Limited	India
Jones Lang LaSalle Laser Ltd	England
Jones Lang LaSalle Limitada	Costa Rica
Jones Lang LaSalle Limited	Korea, Republic of
Jones Lang LaSalle Limited	Hong Kong
Jones Lang LaSalle Limited	England
Jones Lang LaSalle Limited	New Zealand
Jones Lang LaSalle Limited - Macau Branch	Macau
Jones Lang LaSalle LLC	Russia
Jones Lang LaSalle LLP	England
Jones Lang LaSalle LLP (Kazakhstan)	Kazakhstan
Jones Lang LaSalle Ltd	Ireland
Jones Lang LaSalle Ltda.	Colombia
Jones Lang LaSalle Luxembourg Star Sarl	Luxembourg
Jones Lang LaSalle Machinery & Business Assets Limited	England & Wales
Jones Lang LaSalle Management Limited	Thailand
Jones Lang LaSalle Management Services Ltd.	Hong Kong
Jones Lang LaSalle Management Services Pty Limited	Australia
Jones Lang LaSalle Management Services Taiwan Limited	Taiwan Province of China
Jones Lang LaSalle Meghraj Building Operations NCR Pvt Ltd	India
Jones Lang LaSalle Meghraj Building Operations Pvt Ltd	India
Jones Lang LaSalle Michigan, LLC	Michigan
Jones Lang LaSalle Midwest, LLC	Illinois
Jones Lang LaSalle Misr LLC	Egypt
Jones Lang LaSalle Morocco Branch	Morocco
Jones Lang LaSalle New England, L.L.C.	Delaware
Jones Lang LaSalle Northwest, LLC	Washington
Jones Lang LaSalle of New York, LLC	Delaware
Jones Lang LaSalle of Pennsylvania, Inc	Virginia
Jones Lang LaSalle Operations, L.L.C.	Illinois
Jones Lang LaSalle Pension Trustees Ltd	England
Jones Lang LaSalle Procurement Funding Limited	England
Jones Lang LaSalle Procurement Ltd.	Cayman Islands
Jones Lang LaSalle Property Consultants (India) Private Ltd	India
Jones Lang LaSalle Property Consultants Pte Ltd	Singapore
Jones Lang LaSalle Property Fund Advisors Limited	Australia
Jones Lang LaSalle Property Management Pte Ltd	Singapore
Jones Lang LaSalle Property Management Services LLC	Turkey

Jones Lang LaSalle Property Management Sp. z o.o.	Poland
Jones Lang LaSalle Property Services Pte. Ltd.	Singapore
Jones Lang LaSalle Real Estate (Singapore) Pte Ltd	Singapore
Jones Lang LaSalle Real Estate Appraiser Firm	Taiwan Province of China
Jones Lang LaSalle Real Estate Services Pty Limited	Australia
Jones Lang LaSalle Real Estate Services, Inc.	Ontario
Jones Lang LaSalle Receivables Holdings, LLC	Delaware
Jones Lang LaSalle Regent Ltd	England
Jones Lang LaSalle Residential Private Limited	India
Jones Lang LaSalle Residential Pte. Ltd.	Singapore
Jones Lang LaSalle Resources Limited	England
Jones Lang LaSalle Resources Sp. z o.o.	Poland
Jones Lang LaSalle Retail Gmbh	Germany
Jones Lang LaSalle S.A.	Brazil
Jones Lang LaSalle S.A. de C.V.	Honduras
Jones Lang LaSalle S.a.r.l.	Luxembourg
Jones Lang LaSalle S.p.A.	Italy
Jones Lang LaSalle S.R.L.	Uruguay
Jones Lang LaSalle S.R.L.	Argentina
Jones Lang LaSalle S.R.L.	Dominican Republic
Jones Lang LaSalle s.r.o Slovakia	Slovakia
Jones Lang LaSalle s.r.o.	Czech Republic
Jones Lang LaSalle Sarl	Luxembourg
Jones Lang LaSalle Sarl	Switzerland
Jones Lang LaSalle SAS	France
Jones Lang LaSalle Saudi Arabia Limited	Saudi Arabia
Jones Lang LaSalle Secs	Luxembourg
Jones Lang LaSalle Securities, L.L.C.	Illinois
Jones Lang LaSalle Service SRL	Italy
Jones Lang LaSalle Services AB	Sweden
Jones Lang LaSalle Services APS	Denmark
Jones Lang LaSalle Services AS	Finland
Jones Lang LaSalle Services BV	Netherlands
Jones Lang LaSalle Services Gmbh	Germany
Jones Lang LaSalle Services LLC	Russia
Jones Lang LaSalle Services Ltd	Ireland
Jones Lang LaSalle Services Ltd	England
Jones Lang LaSalle Services NV	Norway
Jones Lang LaSalle Services S.r.l.	Italy
Jones Lang LaSalle Services SA/NV	Belgium
Jones Lang LaSalle Services SAS	France

Jones Lang LaSalle Services Srl	Romania
Jones Lang LaSalle Sociedad Comercial de Responsabilidad Limitada	Peru
Jones Lang LaSalle -Sociedade de Avaliações Imobiliárias, Unipessoal, Lda	Portugal
Jones Lang LaSalle South Africa (Proprietary) Ltd	South Africa
Jones Lang LaSalle Sp. z o.o.	Poland
Jones Lang LaSalle Sp. z o.o. Magyarországi Fióktelepe	Hungary
Jones Lang LaSalle Spa	Italy
Jones Lang LaSalle sprl	Belgium
Jones Lang LaSalle SSC (Philippines), Inc.	Philippines
Jones Lang LaSalle Strata Management Pty Limited	Australia
Jones Lang LaSalle Surveyors (Shanghai) Company Limited	Shanghai
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Changsha Branch	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Chengdu Branch	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Chong Qing Branch	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Hangzhou Branch	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED – Hu Zhou Branch	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Nanjing Branch	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Nanning Branch	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED – Ning Bo Branch	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED – Property Assets Management	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Suzhou Branch	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Wuhan Branch	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Xi An Branch	China
Jones Lang LaSalle Taiwan Limited	Taiwan Province of China
Jones Lang LaSalle Trinidad Limited	Trinidad and Tobago
Jones Lang LaSalle UAE Limited	England
Jones Lang LaSalle UK FC	England
Jones Lang LaSalle UK Hanover	England
Jones Lang LaSalle Vietnam Company Limited	Viet Nam
Jones Lang LaSalle, S. de R.L.	Panama
Jones Lang LaSalle, Sociedad Anonima de Capital Variable	El Salvador
Jones Lang LaSalle, Sociedade de Mediacao Imobiliaria, S.A.	Portugal
Jones Lang Wootton Ltd	England
Jones Lang Wootton Property Management Services Ltd	Ireland
KHK Group Limited	England
King & Co Limited	England & Wales

King Sturge Fiduciary Services SPRL	Belgium
King Sturge Financial Services Limited	England & Wales
King Sturge GmbH	Germany
King Sturge Holdings Limited	England & Wales
King Sturge Hungary kft	Hungary
King Sturge Management Ltd	England & Wales
King Sturge Management SPRL	Belgium
King Sturge s.r.l. Italy	Italy
King Sturge s.r.l. Romania	Romania
LairdsAin Limited	England & Wales
Lakewood Equities Incorporated	Illinois
LaSalle Acquisitions Corp.	British Columbia
LaSalle Asia Opportunity II GP LLC	Delaware
LaSalle Asia Opportunity II Investors GP LLC	Delaware
LaSalle Asia Opportunity III GP Ltd.	Cayman Islands
LaSalle Asia Opportunity IV GP LTD	Cayman Islands
LaSalle Asia Recovery, L.L.C.	Delaware
LaSalle Beheer BV	Netherlands
LaSalle Blooms General Partner Limited	England
LaSalle Co-Investment Limited Partnership	Delaware
LaSalle Co-Investment Management (General Partner) Limited	England
LaSalle Co-Investment, L.L.C.	Delaware
LaSalle Direct General Partner Limited	England
LaSalle Euro Growth II S.à.r.l.	Luxembourg
LaSalle Euro Growth Zwei Beteiligungs GmbH	Germany
LaSalle European Investments, L.L.C.	Delaware
LaSalle French Fund II Co-Investment GmbH	Germany
LaSalle French Fund II G.P., L.L.C.	Delaware
LASALLE FUND MANAGEMENT BV	Netherlands
LaSalle Funds General Partner Ltd	England
LaSalle Funds Management Limited	Australia
LaSalle German Income and Growth G.P., L.L.C.	Delaware
LaSalle German Retail Venture GP, L.L.C.	Delaware
LaSalle GIG Fund Co-Investment GmbH	Germany
LaSalle GIG Investments, L.L.C.	Delaware
LaSalle GmbH	Germany
LaSalle GRV Investments, L.L.C.	Delaware
LaSalle Income & Growth Fund VI Carry, L.L.C.
Lasalle Investment (Luxembourg) SARL	Luxembourg
LaSalle Investment Limited Partnership II-A	Delaware
LaSalle Investment Management	England

LaSalle Investment Management (Canada)	Ontario
LaSalle Investment Management (Canada), Inc.	Ontario
LaSalle Investment Management (Securities), Inc.	Maryland
LaSalle Investment Management (Securities), L.P.	Maryland
LaSalle Investment Management Asia Pte Ltd	Singapore
LaSalle Investment Management Australia Pty Ltd	Australia
LASALLE INVESTMENT MANAGEMENT BV	Netherlands
LaSalle Investment Management Development Fund (General Partner) Limited	England
LaSalle Investment Management Distributors, LLC	Delaware
LaSalle Investment Management Espana, S.L.U.	Spain
LaSalle Investment Management K.K.	Japan
LaSalle Investment Management Korea Yuhan Hoesa	Korea, Republic of
LaSalle Investment Management Luxembourg SARL	Luxembourg
LaSalle Investment Management Mexico, S. de R.L. de C.V.	Mexico
LaSalle Investment Management SAS	France
LaSalle Investment Management Securities BV	Netherlands
Lasalle Investment Management Securities Hong Kong Limited	Hong Kong
LaSalle Investment Management, Inc.	Maryland
LaSalle Italia SRL	Italy
LaSalle Japan Logistics II GP Ltd	Cayman Islands
LaSalle Japan Logistics III GP Ltd	Cayman Islands
LaSalle Japan Logistics Investors II GP Ltd.	Cayman Islands
LaSalle Logistics GP LLC	Delaware
LaSalle Logistics Investment Advisors K.K.	Japan
LaSalle Mexico Advisors, Inc.	Delaware
LaSalle Mexico Fund I Investors A G.P., LLC	Delaware
LaSalle Mexico I (General Partner), LLC	Delaware
LaSalle North American Holdings, Inc.	Delaware
LaSalle Paris Office Venture General Partner, L.L.C.	Delaware
LaSalle Partners (Mauritius) Pvt Ltd	Mauritius
LaSalle Partners International	England
LaSalle Partners Services, S. de R.L. de C.V.	Mexico
LaSalle Partners, S. de R. L. de C. V.	Mexico
LaSalle Plaza 100, L.L.C.	Delaware
LaSalle Property Fund GP Holdings, LLC	Delaware
LaSalle Property Fund GP, LLC	Delaware
LaSalle Ranger Co-Investment Fund G.P., L.L.C.	Delaware
LaSalle Ranger Co-Investment Fund II G.P., L.L.C.	Delaware
LaSalle REDS II GP, Inc.	Delaware
LaSalle Salt River Carry, L.L.C.	Delaware
LaSalle Special Situations Carry GP LLC	Delaware
LaSalle Student Housing, L.L.C.	Delaware

LaSalle UK Commercial Management Company Sarl	Luxembourg
LaSalle UK Ventures (General Partner) Limited	England
LaSalle UKSS I GP, Ltd.	Cayman Islands
LaSalle UKV Co-Investor GP LLC	Delaware
LaSalle Wildwood, L.L.C.	Delaware
Leslie Furness & Co. Limited	England & Wales
LIC II (General Partner) Limited	England
LIC Lafayette Manager, Inc.	Delaware
LIM Advisory Services Sàrl	Luxembourg
LIM Asia Co-Investments Pte. Ltd.	Singapore
LIM Associates, L.L.C.	Delaware
LIM Consejeros, S. de R.L. de C.V.	Mexico
LIM NATM, LLC	Delaware
LMF Investments, LLC	Delaware
London Waterloo Hotel Investment General Partner Limited	England
LONDON WATERLOO HOTEL NOMINEE 1 LIMITED	England
LONDON WATERLOO HOTEL NOMINEE 2 LIMITED	England
London Waterloo Hotel Property General Partner Limited	England
LPI (Australia) Holdings Pty Limited	Australia
LPP Management Company Sàrl	Luxembourg
LUKSS I Carry Jersey Limited	Jersey
LUKSS I Carry Partner L.P.	Delaware
LUKV Carry Jersey Limited	United Kingdom
LUKV/CPP Co-Investment, L.P.	Delaware
Merlin UK Property Investments, L.L.C.	Delaware
Merlin UK Property Venture GP Limited	Cayman Islands
MPS Corporate Property Advisors Pty Ltd	Australia
MPS Real Estate Pty Ltd	Australia
New England - Jones Lang LaSalle, LLC	Virginia
Orchid Insurance Limited	Guernsey
Persekutuan Firma Kantor Jasa Penilai Publik Winarta dan Rekan	Indonesia
Precision Engineering Services Limited	Hong Kong
Premier Cleaning Services Ltd	Hong Kong
Privilege Services Limited	Hong Kong
PT Jones Lang LaSalle	Indonesia
PT Jones Lang LaSalle Indonesia	Indonesia
Ranger Co-Investment Fund - A, L.P.	Delaware
Ranger Co-Investment Fund - B, L.P.	Delaware
Ranger Co-Investment Fund II - A, L.P.	Delaware
Ranger Co-Investment Fund II - B, L.P.	Delaware
Red Blue (France) Properties Sarl	France
Red Blue (France) S.A.	France

Red Blue Fund Management Limited	England & Wales
Residential Management Services Ltd	Hong Kong
Richard Main and Company	England
Rogers Chapman UK Ltd	England
Salt River Investors GP, LLC	Delaware
Sandalwood Mall Management Private Limited	India
Sandalwood Property Management (Taiwan) Co. Ltd.	Taiwan Province of China
Sandalwood Property Management (Beijing) Co. Ltd	Beijing
Sandalwood Pte. Ltd.	Singapore
SBR Continental Europe GP, LLC	Delaware
Sovereign Asian Properties Inc.	Mauritius
Space Business Centres Investment GP Ltd	England
Space Business Centres Nominee Ltd	England
Spaulding and Slye Federal Services LLC	Delaware
Terrace Hill (Maidenhead) Limited	United Kingdom
Terrace Hill Development Partnership Nomiee Ltd	England
Tetris Amenagement SARL	Morocco
TETRIS Arquitectura, S.L	Spain
Tetris Design & Build sprl	Belgium
Tetris Design and Build	Luxembourg
Tetris Design and Build S.R.L (Italy)	Italy
Tetris Projects Ltd	England
Tetris SAS	France
TeTriSolutions LLC	Russia
Triangle General Partner Limited	England & Wales
Trizec Real Estate Services, LLC	Delaware
Troostwijk Makelaars OG BV	Netherlands
Utrillo Ltd	Ireland
West Dublin/Pleasanton Station Venture, Inc.	California
Wonderment BV	Netherlands
Workplace Projects Pvt Ltd	India